UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 29, 2007

Nephros, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32288

Delaware	13-3971809
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3960 Broadway, New York, New York 10032
(Address of Principal Executive Offices)
(Zip Code)

(212) 781-5113
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 29, 2007, Nephros, Inc. (the “Company”) issued a press release announcing that the Company received conditional approval for its Investigational Device Exemption (IDE) application from the Food and Drug Administration (FDA) to begin a human clinical trial of the Company’s OLpūr™ H2H™ Hemodiafiltration Module and OLpūr™ MD 220 Hemodiafilter. The Company has been granted this approval on the condition that, by March 5, 2007, it will submit a response to two informational questions from the FDA. The Company has already provided a partial response to these questions. The full text of this press release is attached hereto as Exhibit 99.1. The information in this Item 8.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1  Press Release issued by Nephros, Inc. dated January 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2007

                                                        NEPHROS, INC.

                                                        By: /s/ Mark W. Lerner
                           Mark W. Lerner
                                                           Chief Financial Officer
                                        (Principal Financial and Accounting Officer)